EXHIBIT 23.2

                              JOHN KINROSS-KENNEDY
                           CERTIFIED PUBLIC ACCOUNTANT


                         CONSENT OF INDEPENDENT AUDITORS

I consent to the use in this registration statement on Form S-1 of my report dated July 7, 2008 relating to the financial statements of Quantum Information, Inc. for the period ended April 30, 2008.


/s/ John Kinross-Kennedy

JOHN KINROSS-KENNEDY, CPA

Irvine, California
July 7, 2008